Income Tax Expense (Recovery)	9 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
Income Tax Expense	Income Tax (Expense) Recovery
The components of the provision for income tax (expense) recovery are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	$	$	$	$
Current	(3,592)	(2,911)	9,030	(10,983)
Deferred	(110)	(180)	651	(548)
Income tax (expense) recovery	(3,702)	(3,091)	9,681	(11,531)

The following table reflects changes in uncertain tax positions relating to freight tax liabilities, which are recorded in other long-term liabilities and accrued liabilities on the Company's unaudited consolidated balance sheets:

	Nine Months Ended September 30,
	2020	2019
	$	$
Balance of unrecognized tax benefits as at January 1	62,958	40,556
Increases for positions related to the current year	8,608	2,106
Changes for positions taken in prior years	(14,564)	4,121
Settlements with tax authority	(9,372)	—
Decrease related to statute limitations	(2,372)	—
Balance of unrecognized tax benefits as at September 30	45,258	46,783
Included in the Company's current income tax expense are provisions for uncertain tax positions relating to freight taxes. In the nine months ended September 30, 2020, the Company obtained further legal advice regarding the applicable tax rate in respect of freight taxes in a certain jurisdiction and subsequently secured an agreement in principle with a tax authority relating to an outstanding uncertain tax liability. The agreement in principle was based in part on a recent initiative of the tax authority in response to COVID-19, which included the waiver of interest and penalties on unpaid taxes. Based on this and other clarifications of tax regulations, the Company reversed $24.4 million of freight tax liabilities as at June 30, 2020. In August 2020, the Company made a tax payment of $8.5 million to this jurisdiction, with respect to open tax years up to and including 2019, with the remaining balance for 2020 recorded in accrued liabilities on the Company's unaudited consolidated balance sheets as of September 30, 2020.

The Company does not presently anticipate that its provisions for uncertain tax positions relating to freight taxes will significantly increase in the next 12 months; however, this is dependent on the jurisdictions in which vessel trading activity occurs. The Company reviews its freight tax obligations on a regular basis and may update its assessment of its tax positions based on available information at the time. Such information may include legal advice as to the applicability of freight taxes in relevant jurisdictions. Freight tax regulations are subject to change and interpretation; therefore, the amounts recorded by the Company may change accordingly. The tax years 2008 through 2020 remain open to examination by some of the major jurisdictions in which the Company is subject to tax.